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                             Exhibit 23(10)(iii)
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                             JONES & BLOUCH L.L.P
                                SUITE 405 WEST
                      1025 THOMAS JEFFERSON STREET, N.W.
                          WASHINGTON, D.C. 20007-0805

JORDEN BURT BERENSON & JOHNSON L.L.P.                   TELEPHONE  (202)223-3500
         AFFILIATED COUNSEL                             TELECOPIER (202)223-4593




                                March 13, 1996

Great Northern Insured Annuity Corporation
Two Union Square, P.O. Box 490
Seattle, WA 98111-0490

Gentlemen:

        We hereby consent to the reference to this firm under the caption "Legal Matters" in the prospectus contained in Post-Effective Amendment No. 3 to the registration statement on Form N-4, File No. 33 86412, to be filed with the Securities and Exchange Commission.

                                                    Very truly yours,

                                                    /s/ Jones & Blouch L.L.P.
                                                    Jones & Blouch L.L.P.